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                                                                   Exhibit 2 (d)


                   THIRD AMENDMENT TO ASSET PURCHASE AGREEMENT

                                  BY AND AMONG

                               US DIAGNOSTIC INC.,

                            AH IMAGING CENTER, INC.,

                          FREMONT IMAGING CENTER, INC.,

                             MEDITEK-BROWARD, INC.,

                        MEDITEK PALM BEACH GARDENS, INC.

                               MICA CAL III, INC.,

                                MICA CAL IV INC.,

                          MODESTO IMAGING CENTER, INC.,

                       ORANGE PARK DIAGNOSTIC CENTER INC.,

                             SALISBURY IMAGING INC.,

                  SAN FRANCISCO MAGNETIC RESONANCE CENTER INC.,

                        WESTLAKE DIAGNOSTIC CENTER, INC.,

                     COMPREHENSIVE DIAGNOSTIC IMAGING, INC.

                                       AND

                       COMPREHENSIVE MEDICAL IMAGING, INC.

                            DATED SEPTEMBER __, 2000


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                   THIRD AMENDMENT TO ASSET PURCHASE AGREEMENT

         This THIRD AMENDMENT TO ASSET PURCHASE AGREEMENT (the "Third Amendment") is dated this 20 day of September, 2000 by and among COMPREHENSIVE DIAGNOSTIC IMAGING, INC., a Delaware corporation (the "Purchaser"), COMPREHENSIVE MEDICAL IMAGING, INC., a Delaware corporation ("CMI"), US DIAGNOSTIC INC., a Delaware corporation ("USD"), and each seller named on EXHIBIT A attached to the Agreement as defined below (each a "Seller" and collectively, the "Sellers").

                                    RECITALS

         WHEREAS, CMI, Purchaser, USD, and Sellers entered into an Asset Purchase Agreement ("Agreement") dated July 25, 2000 for the purchase of substantially all of the assets of the imaging centers listed on Exhibit A to the Agreement; and

         WHEREAS, on August 31, 2000, the parties hereto executed and delivered the First Amendment to Asset Purchase Agreement which related to the consummation of the sale of the Florida Centers (as defined in such First Amendment); and

         WHEREAS, on September 15, 2000, the parties hereto executed and delivered the Second Amendment to Asset Purchase Agreement which extended the Termination Date (as defined in the Agreement); and

         WHEREAS, in connection with the consummation of the transactions relating to the imaging centers located in the state of California listed on Exhibit A attached hereto as contemplated by the Agreement (the "California Centers"), the parties desire to amend the Agreement as set forth in this Third Amendment;

         NOW, THEREFORE, the parties hereto hereby agree that the Agreement be amended as follows:

                                    AMENDMENT

         1. The schedules relating to the California Centers attached to the Agreement and referenced therein are hereby amended and restated in their entirety by the schedules attached to this Third Amendment.

         2. The first sentence of Section 3.1(a) here by amended and restated in its entirety to read as follows:

         "(a) The aggregate purchase price for the Assets is $42,015,650 (the "Purchase Price") less the Paid Time Off Credit (as defined in Section 11.4) which shall be comprised of the following: (i) $375,000 to be paid by wire transfer to Jerrold H. Mink, M.D. and Andrew L. Deutsch, M..D. on behalf of USD and Westlake Diagnostic Center, Inc.; and (ii) $41,640,650 to be paid to Sellers, from which the Paid Time Off Credit shall be deducted."





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         3. Section 2.2(a) is hereby amended and restated in its entirety to read as follows:

                  "cash and cash equivalents held by each Seller, including without limitation, bank accounts, certificates of deposit, treasury bills, securities, money market accounts, mutual funds and repurchase agreements, prepaid expenses and security deposits, except for that certain security deposit paid by USD pursuant to that certain Executive Suite License Agreement dated January 29, 1997 (the "Security Deposit") and the prepaid expense of $7,025 relating to the Toshiba MRI Service contract at Modesto ("Service Deposit");"

         4. Section 3.1(a) is hereby amended to add the clause "plus the Security Deposit and Service Deposit" at the end of the first sentence thereof.

         5. A new Section 4.2 is hereby added which shall read as follows:

         "Section 4.2. MULTIPLES CLOSINGS. The parties hereto agree that (i) the transactions contemplated hereby may be closed in one or more closings each of which may relate to one or more Businesses; (2) each such closing shall be deemed to be a separate and distinct closing; and (3) the conditions precedent set forth in Sections 7 and 8 hereof required to be satisfied in connection with each such closing are only those conditions precedent that relate to the Businesses being sold in such closing.

         6. All other provisions of the Agreement shall remain in full force and effect.

            [The remainder of this page is intentionally left blank.
                          The signature page follows.]







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         IN WITNESS WHEREOF, the parties hereto have duly executed this Third
Amendment, all as of the day and year first above written.

                                PURCHASER:

                                COMPREHENSIVE DIAGNOSTIC IMAGING,
                                INC.



                                By: /s/ David L. Ward
                                    --------------------------------------------
                                    David L. Ward
                                    President and Chief Executive Officer



                                By: /s/ Wayne K. Baldwin
                                    --------------------------------------------
                                    Wayne K. Baldwin
                                    Secretary



                                COMPREHENSIVE MEDICAL IMAGING, INC.



                                By: /s/ David L. Ward
                                    --------------------------------------------
                                    David L. Ward
                                    President and Chief Executive Officer


                                By: /s/ Wayne K. Baldwin
                                    --------------------------------------------
                                    Wayne K. Baldwin
                                    Secretary



                                USD:

                                U S DIAGNOSTIC INC.




                                By: /s/ Paul A. Shaw
                                    --------------------------------------------
                                    Paul Andrew Shaw
                                    Vice President and Chief Financial Officer



                                By: /s/ Leon Maraist
                                    --------------------------------------------
                                    Leon Maraist
                                    Chief Operating Officer







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                                SELLERS:

                                AH IMAGING CENTER, INC.



                                By: /s/ Paul A. Shaw
                                    --------------------------------------------
                                    Paul Andrew Shaw
                                    Vice President and Chief Financial Officer



                                By: /s/ Leon Maraist
                                    --------------------------------------------
                                    Leon Maraist
                                    Chief Operating Officer



                                FREMONT IMAGING CENTER, INC.



                                By: /s/ Paul A. Shaw
                                    --------------------------------------------
                                    Paul Andrew Shaw
                                    Vice President and Chief Financial Officer



                                By: /s/ Leon Maraist
                                    --------------------------------------------
                                    Leon Maraist
                                    Chief Operating Officer



                                MEDITEK-BROWARD, INC.



                                By: /s/ Paul A. Shaw
                                    --------------------------------------------
                                    Paul Andrew Shaw
                                    Vice President and Chief Financial Officer



                                By: /s/ Leon Maraist
                                    --------------------------------------------
                                    Leon Maraist
                                    Chief Operating Officer






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                                MEDITEK PALM BEACH GARDENS, INC.



                                By: /s/ Paul A. Shaw
                                    --------------------------------------------
                                    Paul Andrew Shaw
                                    Vice President and Chief Financial Officer



                                By: /s/ Leon Maraist
                                    --------------------------------------------
                                    Leon Maraist
                                    Chief Operating Officer



                                MICA CAL III, INC.



                                By: /s/ Paul A. Shaw
                                    --------------------------------------------
                                    Paul Andrew Shaw
                                    Vice President and Chief Financial Officer



                                By: /s/ Leon Maraist
                                    --------------------------------------------
                                    Leon Maraist
                                    Chief Operating Officer



                                MICA CAL IV INC.



                                By: /s/ Paul A. Shaw
                                    --------------------------------------------
                                    Paul Andrew Shaw
                                    Vice President and Chief Financial Officer



                                By: /s/ Leon Maraist
                                    --------------------------------------------
                                    Leon Maraist
                                    Chief Operating Officer



                                MODESTO IMAGING CENTER, INC.



                                By: /s/ Paul A. Shaw
                                    --------------------------------------------
                                    Paul Andrew Shaw
                                    Vice President and Chief Financial Officer



                                By: /s/ Leon Maraist
                                    --------------------------------------------
                                    Leon Maraist
                                    Chief Operating Officer






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                                ORANGE PARK DIAGNOSTIC CENTER INC.



                                By: /s/ Paul A. Shaw
                                    --------------------------------------------
                                    Paul Andrew Shaw
                                    Vice President and Chief Financial Officer



                                By: /s/ Leon Maraist
                                    --------------------------------------------
                                    Leon Maraist
                                    Chief Operating Officer



                                SALISBURY IMAGING INC.



                                By: /s/ Paul A. Shaw
                                    --------------------------------------------
                                    Paul Andrew Shaw
                                    Vice President and Chief Financial Officer



                                By: /s/ Leon Maraist
                                    --------------------------------------------
                                    Leon Maraist
                                    Chief Operating Officer



                                SAN FRANCISCO MAGNETIC RESONANCE
                                CENTER INC.



                                By: /s/ Paul A. Shaw
                                    --------------------------------------------
                                    Paul Andrew Shaw
                                    Vice President and Chief Financial Officer



                                By: /s/ Leon Maraist
                                    --------------------------------------------
                                    Leon Maraist
                                    Chief Operating Officer






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                                WESTLAKE DIAGNOSTIC CENTER, INC.



                                By: /s/ Paul A. Shaw
                                    --------------------------------------------
                                    Paul Andrew Shaw
                                    Vice President and Chief Financial Officer



                                By: /s/ Leon Maraist
                                    --------------------------------------------
                                    Leon Maraist
                                    Chief Operating Officer





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